SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 21, 2013

SAKS INCORPORATED
(Exact name of registrant as specified in its charter)

TENNESSEE	1-13113	62-0331040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 East 49th Street New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 940-5305

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 3, 2013, Saks Incorporated (“Saks” or the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Definitive Proxy Statement”), dated October 3, 2013, with respect to the special meeting of Saks shareholders scheduled to be held on October 30, 2013 (the “Special Meeting.”) to, among other things, vote on the approval of the merger with Hudson’s Bay Company (“Hudson’s Bay”).

As previously disclosed in the Definitive Proxy Statement, the following seven putative class action lawsuits challenging the proposed acquisition of Saks by Hudson’s Bay were filed in the Supreme Court of the State of New York, New York County: Cohen v. Saks Inc. et al., Index No. 652724/2013, filed Aug. 2, 2013; Jennings v. Arredondo et al., Index No. 652725/2013, filed Aug. 2, 2013; Oliver v. Saks Inc. et al., Index No. 652758/2013, filed Aug. 6, 2013; Teitelbaum v. Arredondo et al., Index No. 652793/2013, filed Aug. 8, 2013; Sabattini v. Saks Inc., et al., Index No. 652817/2013, filed Aug. 9, 2013; Oliver v. Saks, Inc. et al., Index No. 652854/2013, filed Aug. 14, 2013; and Golding v. Arredondo et al., Index No 653036/2013, filed Aug. 30, 2013. The following two additional lawsuits were filed in Tennessee: Golding v. Saks Inc., Case No. 13-1127-II, was filed on August 9, 2013 in the Chancery Court for Davidson County, Tennessee, and Firemen’s Retirement System of St. Louis v. Saks Inc., et al., Case No. 13-C3299, was filed on August 15, 2013 in the Circuit Court for Davidson County, Tennessee. On August 12, 2013, the plaintiff in the Golding case in Tennessee filed a notice of voluntary dismissal. By order dated September 5, 2013, the New York court consolidated the cases before it. The complaints allege that the Company’s directors breached their fiduciary duties to the Company’s shareholders in connection with the merger by agreeing to sell the Company for inadequate merger consideration and by agreeing to terms in the merger agreement that discourage competing bidders. The complaints also challenge certain of the disclosures that Saks and its directors  have made in the Definitive Proxy Statement.  The complaints also allege that Hudson’s Bay aided and abetted the directors’ breach of their fiduciary duties. These lawsuits seek, among other relief, an injunction barring the merger and damages.

On October 21, 2013, the parties to the consolidated action in New York reached an agreement in principle providing for the settlement of the outstanding litigation on the terms and conditions set forth in a memorandum of understanding (the “MOU”).  Pursuant to the MOU, the defendants agreed to make certain supplemental and amended disclosures to the disclosures in the Definitive Proxy Statement, and Hudson’s Bay has agreed to forbear from exercising certain rights under the merger agreement.

The effect of Hudson’s Bay’s forbearances is to (1) decrease the termination fee payable by Saks to $68.5 million from $73.5 million in the event that the merger agreement is terminated under circumstances triggering payment of the termination fee by Saks, (2) shorten the time period Saks is required to give Hudson’s Bay to “match” an alternative proposal to acquire Saks made by a third party from four business days to three business days and (3) extend the deadline for Saks to give Hudson’s Bay notice of the receipt of an alternative acquisition proposal or the entry into a confidentiality agreement from 48 hours to 72 hours.

The MOU further provides that, among other things, (1) the parties will enter into a definitive stipulation of settlement (the “Stipulation”) and will submit the Stipulation to the Supreme Court of the State of New York, New York County, for review and approval; (2) the Stipulation will provide for dismissal of the outstanding litigation in New York on the merits; (3) the Stipulation will include a general release of defendants of claims relating to the merger and related transactions; and (4) the proposed settlement is conditioned on, among other things, completion of certain confirmatory discovery, class certification, and final approval by the Supreme Court of the State of New York, New York County  after notice to Saks’ shareholders.

The settlement will not affect the timing of the Special Meeting or the amount of merger consideration to be paid to shareholders of Saks in connection with the proposed merger.

Pursuant to the proposed settlement, Saks has also agreed to make the amended and supplemental disclosures set forth below to the disclosures in the Definitive Proxy Statement.  Important information concerning the proposed merger is set forth in the Definitive Proxy Statement. The Definitive Proxy Statement is amended and supplemented by, and should be read as part of, and in conjunction with, the information set forth in this Current Report on Form 8-K.  Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to those terms in the Definitive Proxy Statement.

The Company and the other defendants have vigorously denied, and continue vigorously to deny, that they have committed or aided and abetted in the commission of any violation of law or duties or engaged in any of the wrongful acts that were or could have been alleged in the referenced lawsuits, and expressly maintain that, to the extent applicable, they diligently and scrupulously complied with any applicable fiduciary and other legal duties and are entering into the contemplated settlement solely to eliminate the burden and expense of further litigation, to put the claims that were or could have been asserted to rest, and to avoid any possible delay to the closing of the merger that might arise from further litigation.  Nothing in this Current Report on Form 8-K, the MOU or any stipulation of settlement (including the Stipulation) shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

AMENDED AND SUPPLEMENTAL DISCLOSURE

In the settlement of the referenced lawsuits described in this Current Report on Form 8-K, Saks agreed to make these amended and supplemental disclosures to the Definitive Proxy Statement.  Without admitting in any way that the disclosures below are material or otherwise required by law, Saks makes the following amended and supplemental disclosures:

The section of the definitive proxy statement entitled “The Merger—Background of the Merger” is amended and supplemented as follows:

The following disclosure amends and supplements the disclosure on page 23 of the Definitive Proxy Statement by replacing the third sentence of the sixth paragraph on such page in its entirety with the following:

The board had a general discussion of the possibility of a potential acquisition of Saks (by Sponsor A or by another potential acquiror, without discussion or identification at this time of potential alternative acquirors) and the potential for Saks to make a strategic acquisition of a privately held retail company, which we refer to as Company B.

The following disclosure amends and supplements the disclosure on page 24 of the Definitive Proxy Statement by replacing the second sentence in the first paragraph on such page in its entirety with the following:

At this meeting, Mr. Sadove discussed with the committee members the discussions with Hudson’s Bay and Sponsor A regarding a potential acquisition of Saks, and discussed with the committee members the potential acquisition of Company B.  No additional discussions between Saks and any of Hudson’s Bay, Sponsor A or Company B had taken place following the board meeting on April 4, 2013 and prior to the joint committee meeting.

The following disclosure amends and supplements the disclosure on page 25 of the Definitive Proxy Statement by replacing the second sentence in the second paragraph on such page in its entirety with the following:

Shortly thereafter, the principal shareholders of Company B informed representatives of Goldman Sachs that the proposal was insufficient due to the fact that they were seeking a higher price for Company B.

The following disclosure amends and supplements the disclosure on page 25 of the Definitive Proxy Statement by replacing the second sentence in the eighth paragraph on such page in its entirety with the following:

Company F was granted access to the online dataroom previously made available to Sponsor A, Sponsor E and Hudson’s Bay.  However, no meetings were held between representatives of Saks and representatives of Company F, because no such  meetings were requested by Company F, and Company F did not participate in the offer that was ultimately submitted by Sponsor A and Sponsor G.

The following disclosure amends and supplements the disclosure on page 26 of the Definitive Proxy Statement by replacing the fourth full paragraph on such page in its entirety with the following:

Upon the further suggestion of the principal shareholders of Company B that direct discussions between the senior management of the parties would be productive, despite the fact that the parties had not agreed on a purchase price for Company B, on July 13, 2013, senior management of Saks met with senior management of Company B to discuss the possibility of an acquisition of Company B and the potential role of management of Company B following the proposed acquisition of Company B by Saks.

The following disclosure amends and supplements the disclosure on page 27 of the Definitive Proxy Statement by replacing the first two sentences of the first full paragraph on such page in their entirety with the following:

On July 21, 2013, Saks received a letter from Company H, a privately held real estate company based in the U.S. unknown to Saks and its advisors, purporting to propose to acquire Saks for an aggregate price of $2.6 billion in cash, with no details or further information.  Goldman Sachs subsequently attempted on more than one occasion to contact the appropriate person at Company H both by telephone and by e-mail to discuss the purported offer further and to obtain additional information regarding Company H that would help Saks assess the purported offer, but was unsuccessful in making contact with such person.

The following disclosure supplements the disclosure on page 28 of the Definitive Proxy Statement by adding a new sentence immediately prior to the last sentence of the sixth paragraph:

Other than the advice received from its investment advisors, as reflected in the fairness opinion and other materials received from and discussions with its investment advisors, no independent valuation was performed with respect to the Company or any its assets.

The following disclosure amends and supplements the disclosure on page 28 of the Definitive Proxy Statement by replacing the third sentence of the last paragraph on such page in its entirety with the following:

Of those contacted, only six parties expressed interest, and only one of the six (which we refer to as Company I) executed a confidentiality agreement with, and conducted a due diligence investigation of, Saks (including being granted access to the online dataroom).

The section of the definitive proxy statement entitled “The Merger—Projected Financial Information” is amended and supplemented as follows:

The following disclosure amends and supplements the disclosure on page 37 of the Definitive Proxy Statement by replacing the second sentence of the fifth full paragraph on such page in its entirety with the following:

However, financial forecasts for fiscal years 2013, 2014, 2015 and 2016 prepared by management in February 2013, and which are substantially similar to the Forecasts, were made available to Hudson’s Bay and Merger Sub as well as to the board and our financial advisors Goldman Sachs and Morgan Stanley.

The following disclosure amends and supplements the disclosure on page 38 of the Definitive Proxy Statement by adding the following as a new row in the first table under the heading “Summary of the Projections”:

	Fiscal Year
	2013	2014	2015	2016
Operating Income	141	206	262	326

The following disclosure amends and supplements the disclosure on page 38 of the Definitive Proxy Statement by replacing the first sentence of the text between the first and second tables in its entirety with the following:

In connection with the go shop process, the Company in August 2013 provided an update of the Projections to Company I and, in accordance with the terms of the merger agreement, Hudson’s Bay.

The following disclosure amends and supplements the disclosure on page 38 of the Definitive Proxy Statement by adding the following as a new row in the second table under the heading “Summary of the Projections”:

	Fiscal Year
	2013	2014	2015	2016
Operating Income	130	191	238	301

Additional Information and Where to Find It

This report on Form 8-K does not constitute a solicitation of any vote or approval.  In connection with the proposed merger, Saks filed with the Securities and Exchange Commission (the “SEC”) the Definitive Proxy Statement and other documents relating to the proposed merger on October 3, 2013, and has mailed the proxy statement and the form of proxy to the Company’s shareholders.  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov and the Company’s website at www.saksincorporated.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Saks Incorporated, Investor Relations Department, 12 East 49th Street, New York, New York 10017, telephone: (865) 981-6243.

The Company and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed acquisition of the Company by HBC. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2013, and its definitive proxy statement for the 2013 annual meeting of shareholders. Additional information regarding the interests of such individuals in the proposed acquisition of the Company by HBC is included in the definitive proxy statement regarding the acquisition. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.saksincorporated.com.

Forward-Looking Statements

The information contained in this report on Form 8-K that addresses future results or expectations is considered “forward-looking” information within the definition of the Federal securities laws.  Forward-looking information in this document can be identified through the use of words such as “may,” “will,” “intend,” “plan,” “project,” “expect,” “anticipate,” “should,” “would,” “believe,” “estimate,” “contemplate,” “possible,” and “point.” The forward-looking information is premised on many factors, some of which are outlined below.  Actual consolidated results might differ materially from projected forward-looking information.

The forward-looking information and statements are or may be based on a series of projections and estimates and involve risks and uncertainties.  These risks and uncertainties include such factors as: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of Saks’ merger agreement with Hudson’s Bay Company (“HBC”), (2) the failure to obtain the required vote of Saks’ shareholders to approve the merger agreement or the failure to satisfy any of the other closing conditions to the merger, and any delay in connection with the foregoing, (3) the failure of HBC to obtain the necessary financing arrangements set forth in the debt commitment letter and equity investment agreement delivered in connection with the merger agreement, (4) risks related to disruption of management’s attention from Saks’ ongoing business operations due to the pendency of the merger, (5) the effect of the announcement of the merger on the ability of Saks to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally, (6) the level of consumer spending for luxury apparel and other merchandise carried by the Company and its ability to respond quickly to consumer trends; (7) macroeconomic conditions and their effect on consumer spending; (8) the Company’s ability to secure adequate financing; (9) adequate and stable sources of merchandise; (10) the competitive pricing environment within the retail sector; (11) the effectiveness of planned advertising, marketing, and promotional campaigns; (12) favorable customer response to relationship marketing efforts of proprietary credit card loyalty programs; (13) appropriate inventory management; (14) effective expense control; (15) successful operation of the Company’s proprietary credit card strategic alliance with Capital One Financial Corporation; (16) geo-political risks; (17) weather conditions and natural disasters; (18) the performance of the financial markets; (19) changes in interest rates; and (20) fluctuations in foreign currency and exchange rates.

Additional factors that may cause Saks’ actual results to differ materially from those described in the forward-looking statements may be found in Saks’ filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended February 2, 2013, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K, which may be accessed via the Internet at www.sec.gov.

The Company undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED
Date: October 21, 2013	/s/ Ann Robertson
Ann Robertson Associate General Counsel and Corporate Secretary